Exhibit 99.2

                           CHANGE IN CONTROL AGREEMENT
                           ---------------------------

        This Agreement is effective as of the date it is signed by both Novelis Inc., a Canadian corporation (the "Company"), and __________________________ ("Executive").

        WHEREAS, the Company and Executive are parties to an existing Change in Control Agreement dated _____________, 200__ (the "Original Agreement") pursuant to which Executive will be entitled to certain benefits in the event Executive's employment with the Company ends prior to January 6, 2007; and

        WHEREAS, the Company's Board of Directors has determined that it is in the best interest of the Company's shareholders to reinforce and encourage the continued attention and dedication of members of the Company's management, including Executive, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a Change in Control; and

        WHEREAS, the Company and Executive intend that this Agreement shall replace the Original Agreement in its entirety; and

        WHEREAS, this Agreement sets forth the payments and other benefits to which Executive will be entitled upon certain conditions if Executive's employment with the Company terminates.

        NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth below, it is hereby agreed as follows:

        1.      Term. This Agreement shall terminate, except to the extent that
                ----
any obligation of the Company hereunder remains unpaid as of such time, upon the earlier of:

                (i) December 31, 2008, unless a Change in Control occurs on or before such date; or

                (ii) Twenty-four (24) months following the date of a Change in Control.

        2.      Payment upon Termination of Employment.
                --------------------------------------

                (a)     Events Giving Rise to Benefits. Executive shall be
                        ------------------------------
        entitled to payments and other benefits as set forth in Sections 2(b) and 2(c) if:

                        (i) Prior to January 6, 2007, the Company shall terminate Executive's employment other than for Cause, or Executive shall terminate his or her employment for Good Reason; or

                        (ii) On or after January 6, 2007, the Company shall terminate Executive's employment other than for Cause, or Executive shall terminate his or her employment for Good Reason, within six (6) months before or twenty-four (24) months after a Change in Control.

                Executive's right to receive compensation and benefits under this Agreement shall be subject to the terms and conditions of the Company's release and waiver of claims and non-compete agreement for executive employees. No payments or benefits shall be paid pursuant to this Agreement unless Executive executes such release and waiver of claims and non-compete agreement. Termination of employment due to death, Disability or Retirement at any time shall not give rise to any rights to compensation or benefits under this Agreement.

                (b)     Change in Control Pay. In accordance with Section 2(a)
                        ---------------------
        above, the Company shall pay a lump sum cash amount equal to:
        [A x (B + C)] - D, where

                        "A" equals a multiplier of [one] OR [two];

                        "B" equals Executive's annual base salary (including
                all amounts of such base salary that are voluntarily deferred under any qualified and non-qualified plans of the Company) determined at the rate in effect as of the date of such termination of employment;

                        "C" equals Executive's target short term incentive
                opportunity for the calendar year in which such Change in Control occurs (or for the 2006 calendar year if payment is made pursuant to Section 2(a)(i)); and

                        "D" equals the amount of retention and severance
                payments, if any, paid or payable to Executive by the Company other than pursuant to this Agreement; it being expressly understood that the purpose of this deduction is to avoid any duplication of payments to Executive.

        Except to the extent payment is required to be delayed pursuant to
        Section 2(d) below, payment shall be made on the following dates (or as soon as administratively practicable thereafter): (x) in the case of an amount paid pursuant to Section 2(a)(i), payment shall be made on the thirtieth (30th) day following the effective date of Executive's termination of employment; and (y) in the case of an amount paid pursuant to Section 2(a)(ii), payment shall be made on the thirtieth
        (30th) day following the effective date of Executive's termination of employment if such termination occurs after a Change in Control, or on the 210th day following the effective date of Executive's termination of employment if such termination occurs before a Change in Control.

                (c)     Other Benefits. In accordance with Section 2(a) above
                        --------------
        and in addition to the compensation set forth in Section 2(b) hereof, Executive shall be entitled to the following benefits:

                        (i) Executive shall be entitled to receive the benefit of all short term and long term incentive awards pursuant to the terms of the incentive plan with respect to which such awards were issued.

                        (ii) If Executive is not eligible for retiree medical benefits and is covered under the Company's group health plan at the time of his termination of employment, the Company shall pay an additional lump sum cash amount for the purpose of assisting Executive with the cost of post-employment medical continuation coverage equal to: (C x M) / (1 - T), where

                        "C" equals the full monthly COBRA premium charged for
                coverage under the Company's group medical plan at Executive's then current level of coverage;

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

                        "M" equals [twelve (12)] OR [twenty-four (24)] months;
                        and

                        "T" equals an assumed tax rate of 40%

                Except to the extent payment is required to be delayed pursuant to Section 2(d) below, payment shall be made on the following dates (or as soon as administratively practicable thereafter):
                (x) in the case of an amount paid pursuant to Section 2(a)(i), payment shall be made on the thirtieth (30th) day following the effective date of Executive's termination of employment; and (y) in the case of an amount paid pursuant to Section 2(a)(ii), payment shall be made on the thirtieth (30th) day following the effective date of Executive's termination of employment if such termination occurs after a Change in Control, or on the 210th day following the effective date of Executive's termination of employment if such termination occurs before a Change in Control.

                        (iii) To the extent applicable, Executive shall be entitled to continue coverage under the Company's group life plan for a period of [twelve (12) months] OR [twenty-four (24)] months at Executive's pre-termination level of coverage.

                        (iv) Executive shall be entitled to [twelve (12) months] OR [twenty-four (24)] months of additional credit for benefit accrual and contribution allocation purposes (including credit for age, service and earnings pro rated over [twelve
                (12)] OR [twenty-four (24)] months) under the Company's tax-qualified and non-qualified pension, savings or other retirement plans; provided that if applicable provisions of the Code prevent payment in respect of such credit under the Company's tax-qualified plans, such payments shall be made under the Company's non-qualified plans.

                        (v) To the extent Executive is not already fully vested under the Company's tax-qualified and non-qualified retirement pension, savings and other retirement plans, Executive shall become 100% vested under such plans; provided that if applicable provisions of the Code prevent accelerated vesting under the Company's tax-qualified plans, an equivalent benefit shall be payable under the Company's non-qualified plans.

                (d) Notwithstanding the foregoing provisions of this Section 2 or any other provision in this Agreement to the contrary, if Executive is a "specified employee" within the meaning of Code Section 409A, then all payments under this Agreement shall be delayed for a period of six
        (6) months to the extent required by Section 409A.

        3.      Tax Reimbursement.
                -----------------

                (a)     Gross-Up Payment. Notwithstanding anything in this
                        ----------------
        Agreement to the contrary, in the event it shall be determined that any payment or distribution to or for the benefit of Executive whether paid or payable or distributed or distributable pursuant to the terms of this Agreement (other than any payment under this Section 3) or otherwise would be subject to the excise tax imposed by Section 4999 of the Code or a similar section (such payment, a "Change in Control Payment" and such excise tax on all such Change in Control Payments, together with any interest and penalties thereon, collectively the "Excise Tax"), then Executive shall be entitled to receive an additional

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

        payment (a "Gross-Up Payment") in an amount determined by the Accounting Firm such that after payment by Executive of any tax thereon, Executive retains an amount of the Gross-Up Payment equal to the amount of the Excise Tax; provided, however, that if the aggregate value (as determined under Section 280G of the Code) of such Change in Control Payments is less than 110% of the product of "3 times" the Executive's "base amount" (as defined in Section 280G(b)(3) of the Code) (such product, the "Golden Parachute Threshold"), then Executive shall not be entitled to any Gross-Up Payment and, instead, the Change in Control Payments shall be reduced so that their aggregate value (as so determined) is equal to $1.00 less than the Golden Parachute Threshold.

                For purposes of this Section 3, Executive's applicable Federal, state and local taxes shall be computed at the maximum marginal rates, taking into account the effect of any loss of personal exemptions resulting from receipt of the Gross-Up Payment.

                (b)     Determinations. All determinations required to be made
                        --------------
        under this Section 3, including whether a Gross-Up Payment is required under Section 3(a), and the assumptions to be used in determining the Gross-Up Payment, shall be made by such nationally recognized accounting firm as the Company may designate in writing prior to a Change in Control (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and Executive within thirty (30) business days of the receipt of notice from Executive that there has been a Change in Control, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the Person effecting the Change in Control or is otherwise unavailable, Executive may appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company.

                (c)     Subsequent Redeterminations. Unless requested otherwise
                        ---------------------------
        by the Company, Executive agrees to use reasonable efforts to contest in good faith any subsequent determination by the Internal Revenue Service that Executive owes an amount of Excise Tax greater than the amount determined pursuant to Section 3(b), provided that Executive shall be entitled to reimbursement by the Company of all fees and expenses reasonably incurred by Executive in contesting such determination. In the event the Internal Revenue Service or any court of competent jurisdiction determines that Executive owes an amount of Excise Tax that is either greater or less than the amount previously taken into account and paid under this Section 3, the Company shall promptly reimburse Executive, or Executive shall promptly reimburse the Company, as the case may be, the amount of such excess or shortfall. In the case of any payment that the Company is required to make to Executive pursuant to the preceding sentence (a "Later Payment"), the Company shall also reimburse Executive an additional amount such that after payment by Executive of all of Executive's applicable Federal, state and local taxes, including any interest and penalties assessed by any taxing authority, on such additional amount, Executive will retain an amount equal to the total of Executive's applicable Federal, state and local taxes, including any interest and penalties assessed by any taxing authority, arising due to the Later Payment. In the case of any reimbursement of Excise Tax that Executive is required to make to the Company pursuant to the second sentence of this Section 3(c), Executive shall also reimburse the Company at the amount of any additional payment received by Executive from the Company in respect of applicable Federal, state and local taxes on such repaid Excise Tax, to the extent Executive is entitled to a refund of (or has not yet paid) such Federal, state or local taxes.

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

        4.      Definitions. Except as otherwise provided under this Agreement,
                -----------
the following capitalized terms used within this Agreement shall have the meaning set forth below:

                (a)     "Cause" means:

                        (i) The willful and continued failure by Executive to substantially perform his or her usual and customary duties of employment with Company other than any such failure resulting from Executive's incapacity due to physical or mental illness, unless Executive uses reasonable efforts to correct such failure within a reasonable time after demand for substantial performance is delivered by the Company that specifically identifies the manner in which the Company believes Executive has not substantially performed his or her duties;

                        (ii) The willful misconduct by Executive which materially injures the Company monetarily or otherwise; or

                        (iii) Conviction of, or entry of a plea of nolo contendere with regard to, any felony or any crime involving moral turpitude or dishonesty of or by Executive.

                No act, or failure to act, on Executive's part shall be considered "willful" unless done, or omitted to be done, by him or her not in good faith and without reasonable belief that his or her action or omission was in, or not opposed to, the best interests of the Company.

                (b) "Change in Control" means the first to occur of any of the following events:

                        (i) any person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates, other than in connection with the acquisition by the Company or its affiliates of a business) representing 35% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

                        (ii) the majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

                        (iii) the consummation of a merger or consolidation of the Company with any other entity, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, 50% or more of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or
                (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates, other than in connection with the acquisition by the Company or its affiliates of a business) representing 50% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

                        (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is a consummation of an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, 50% or more of the combined voting power of the voting securities of which is owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

                Notwithstanding the foregoing, no "Change in Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

                For purposes of this definition, "beneficial ownership" shall be determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

                (c) "Code" means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code shall include such section and any comparable section or sections of any future legislation that amends, supplements or supersedes such section.

                (d) "Disability" means Executive is permanently and totally disabled and unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of twelve months.

                (e) "Good Reason" means any of the following if the same shall occur, without Executive's express written consent:

                        (i) a material reduction in Executive's position, duties, responsibilities and status with the Company (without sole regard to any change in title or the Company's status as a public or private entity);

                        (ii) a reduction in Executive's base salary and short term and long term incentive opportunity in effect on the date hereof or as the same may be increased from time to time during the term of this Agreement; or

                        (iii) any requirement that Executive relocate more than 50 miles from the area in which Executive regularly performs his or her duties for the Company, except for required travel by Executive on the Company's business to an extent substantially consistent with Executive's normal business travel obligations.

                (f) "Retirement" means Executive's voluntary retirement on or after qualifying for early or normal retirement under the applicable Company pension plan in which such Executive participates.

        5.      Notice of Termination. Any termination of Executive's employment
                ---------------------
for any reason shall take effect pursuant to a written notice of termination to the other party. Such notice must set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment pursuant to this Agreement. No such purported termination of employment shall be effective without such written notice of termination conforming to the requirements of this Section.

        6.      No Obligation to Mitigate Damages; No Effect on Other
                -----------------------------------------------------
Contractual Rights.
------------------

                (a) Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by Executive as the result of employment by another employer after Executive's termination of employment, or otherwise.

                (b) The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish Executive's existing rights, or rights which would accrue solely as a result of the passage of time, under any employee benefit plan or arrangement providing retirement benefits or health, life, disability or similar welfare benefits.

        7.      Successor to the Company.
                ------------------------

                (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance reasonably satisfactory to Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Any failure of the Company to obtain such agreement prior to the effectiveness of any such succession or assignment shall be a material breach of this Agreement and shall entitle Executive to terminate Executive's employment for Good Reason.

                (b) This Agreement shall inure to the benefit of and be enforceable by Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amounts are still payable to him or her hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisee, legatee, or other designee, or if there be no such designee, to Executive's estate. The services to be provided by Executive to the Company under this Agreement are personal and are not delegable or assignable.

        8.      Notice. Notices and all other communications provided for in the
                ------
Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows:

                       If to the Company:

                       Novelis Inc.
                       Attn: Vice President, Human Resources
                       Lenox Building
                       3399 Peachtree Road NE, Suite 1500
                       Atlanta, Georgia 30326

                       If to Executive to the address of
                       Executive on the books of the Company.

        Another address may be used if a party has furnished a different address to the other party in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

        9.      Sole Agreement. This Agreement represents the entire agreement
                --------------
between the parties with respect to the matters contemplated herein. Any earlier agreement between the parties or between Executive and any affiliate of the Company is hereby terminated and superseded, and all obligations by either party thereunder shall cease immediately preceding the commencement of the term of this Agreement and are hereby agreed to be satisfied in full. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

        10.     Validity. The invalidity or unenforceability of any provisions
                --------
of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

        11.     Counterparts. This Agreement may be executed in one or more
                ------------
counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

        12.     Legal Fees and Expenses. The Company shall pay all legal fees
                -----------------------
and expenses which Executive reasonably may incur as a result of the Company's contesting the validity, enforceability or Executive's interpretation of, or determinations under, this Agreement except to the extent Executive's position is frivolous or carried out in bad faith.

        13.     Confidential Information. Executive agrees not to disclose
                ------------------------
during the term hereof or thereafter any of the Company's confidential or trade secret information, except as required by law. Executive recognizes that Executive shall be employed in a sensitive position in which, as a result of a relationship of trust and confidence, Executive will have access to trade secrets and other highly confidential and sensitive information. Executive further recognizes that the knowledge and information acquired by Executive concerning the Company's materials regarding employer/employee contracts, customers, pricing schedules, advertising and interviewing techniques, manuals, systems, procedures and forms represent the most vital part of the Company's business and constitute by their very nature, trade secrets and confidential knowledge and information. Executive hereby stipulates and agrees that all such information and materials shall be considered trade secrets and confidential information.

If it is at any time determined that any of the information or materials identified in this Section are, in whole or in part, not entitled to protection as trade secrets, they shall nevertheless be considered and treated as confidential information in the same manner as trade secrets, to the maximum extent permitted by law. Executive further agrees that all such trade secrets or other confidential information, and any copy, extract or summary thereof, whether originated or prepared by or for Executive or otherwise coming into Executive's knowledge, possession, custody, or control, shall be and remain the exclusive property of the Company.

        14.     Withholding. The Company may withhold from any benefits payable
                -----------
under this Agreement all applicable taxes and other amounts as shall be required pursuant to any law or governmental regulation or ruling.

        15.     Non-Binding Arbitration; Claim Venue. Any claim or controversy
                ------------------------------------
arising out of or relating to this Agreement or any breach thereof shall be subject to non-binding arbitration before either party may seek any other legal recourse. Any such arbitration shall take place in Atlanta, Georgia, in accordance with the rules of the American Arbitration Association. Each party further submits to the exclusive jurisdiction of the United States District Court for the Middle District of Georgia (Atlanta, Georgia) and irrevocably waives, to the fullest extent permitted by law, any objections that either party may now or hereafter have to the aforesaid venue, including without limitation any claim that any such proceeding brought in either such court has been brought in an inconvenient forum, provided however, this provision shall not limit the ability of either party to enforce the other provisions of this Section.

        16.     Code Section 409A. To the extent applicable, this Agreement
                -----------------
shall be interpreted in accordance with Section 409A of the Code and the applicable U.S. Treasury regulations and other interpretative guidance issued thereunder, including without limitation any regulations or other guidance that may be issued after the effective date of this Agreement. Notwithstanding any provision of the Agreement to the contrary, the Company may adopt such amendments to the Agreement or adopt other policies and procedures, or take any other actions, that the Company determines is necessary or appropriate to exempt the Agreement from Section 409A and/or preserve the intended tax treatment of the benefits provided hereunder, or to comply with the requirements of Section 409A and related U.S. Treasury guidance.

        17.     Attachment. Except as required by law, the right to receive
                ----------
payments under this Agreement shall not be subject to anticipation, sale, encumbrance, charge, levy, or similar process or assignment by operation of law.

        18.     Waivers. Any waiver by a party or any breach of this Agreement
                -------
by another party shall not be construed as a continuing waiver or as a consent to any subsequent breach by the other party. Except as otherwise expressly set forth herein, no failure on the part of any party hereto to exercise and no delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

        19.     Headings. The headings of the sections of this Agreement have
                --------
been inserted for convenience of reference only and shall in no way restrict or modify any of the terms or provisions hereof.

        20.     Governing Law. This Agreement shall be governed and construed
                -------------
and the legal relationships of the parties determined in accordance with the laws of the State of Georgia.

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

THIS CONTRACT CONTAINS AN ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.


                                        NOVELIS INC.


                                        By:_____________________________________

                                        Date:___________________________________


                                        EXECUTIVE


                                        By:_____________________________________

                                        Date:___________________________________

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